THE ADVISORS' INNER CIRCLE FUND II
                      THE HANCOCK HORIZON FAMILY OF FUNDS

                                   SCHEDULE A
                          AS AMENDED NOVEMBER 19, 2013
                            TO THE DISTRIBUTION PLAN
                               DATED MAY 31, 2000
                          AS AMENDED NOVEMBER 16, 2004

Subject to any limitations imposed by Rule 2830(d) of the NASDs Conduct Rules, the distributor shall receive Rule 12b-1 fees, which shall be paid on a monthly basis. These fees will be calculated based on the annual rate set forth below, as applied to the average daily net assets of the respective Portfolios.

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PORTFOLIO                                    CLASS OF SHARES           FEES
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Government Money Market Fund                 Class A Shares            0.25%
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Core Bond Fund                               Class C Shares            0.75%
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Value Fund                                   Class C Shares            0.75%
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Growth Fund                                  Class C Shares            0.75%
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Burkenroad Small Cap Fund                    Class D Shares            0.25%
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Diversified International Fund               Class C Shares            0.75%
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Quantitative Long/Short Fund                 Class C Shares            0.75%
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Louisiana Tax-Free Income Fund               Class C Shares            0.75%
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Mississippi Tax-Free Income Fund             Class C Shares            0.75%
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Diversified Income Fund                      Class C Shares            0.75%
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U.S. Small Cap Fund                          Class C Shares            0.75%
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